Equity	12 Months Ended
Mar. 31, 2019
Equity [Abstract]
Equity	Equity

Partnership Equity

The Partnership’s equity consists of a 0.1% general partner interest and a 99.9% limited partner interest, which consists of common units. Our general partner has the right, but not the obligation, to contribute a proportionate amount of capital to us to maintain its 0.1% general partner interest. Our general partner is not required to guarantee or pay any of our debts or obligations.

General Partner Contributions

In connection with the issuance of common units for the vesting of restricted units and warrants that were exercised for common units during the year ended March 31, 2019, we issued 3,039 notional units to our general partner for less than $0.1 million in order to maintain its 0.1% interest in us.

In connection with the issuance of common units for the vesting of restricted units and warrants that were exercised for common units during the year ended March 31, 2018, we issued 1,294 notional units to our general partner for less than $0.1 million in order to maintain its 0.1% interest in us.

In connection with the issuance of common units for the vesting of restricted units, ATM Program (as defined herein) and the equity issuance in February 2017, as discussed within this note, as well as common units issued for a retail propane acquisition during the year ended March 31, 2017, we issued 16,026 notional units to our general partner for $0.3 million in order to maintain its 0.1% interest in us.

Equity Issuances

On August 24, 2016, we entered into an equity distribution agreement in connection with an at-the-market program (the “ATM Program”) pursuant to which we may issue and sell up to $200.0 million of common units. This ATM Program is registered with the SEC on an effective registration statement on Form S-3. During the year ended March 31, 2017, we sold 3,321,135 common units for net proceeds of $64.4 million (net of offering costs of $0.9 million). We did not sell any common units under the ATM Program during the years ended March 31, 2019 and 2018. As of March 31, 2019, approximately $134.7 million remained available for sale under the ATM Program.

On February 22, 2017, we completed a public offering of 10,120,000 common units. We received net proceeds of $222.5 million (net of offering costs of $11.8 million).

Common Unit Repurchase Program

On August 29, 2017, the board of directors of our general partner authorized a common unit repurchase program, under which we may repurchase up to $15.0 million of our outstanding common units through December 31, 2017 from time to time in the open market or in other privately negotiated transactions. Under this program, we repurchased 1,516,848 common units for an aggregate price of $15.0 million, including commissions. This program ended on December 31, 2017.

Our Distributions

The following table summarizes distributions declared on our common units during the last three fiscal years:

Date Declared	Record Date	Payment Date	Amount Per Unit	Amount Paid to Limited Partners	Amount Paid to General Partner
				(in thousands)	(in thousands)
April 21, 2016	May 3, 2016	May 13, 2016	$0.3900	$40,626	$70
July 21, 2016	August 4, 2016	August 12, 2016	$0.3900	$41,146	$71
October 20, 2016	November 4, 2016	November 14, 2016	$0.3900	$41,907	$72
January 19, 2017	February 3, 2017	February 14, 2017	$0.3900	$42,923	$74
April 24, 2017	May 8, 2017	May 15, 2017	$0.3900	$46,870	$80
July 20, 2017	August 4, 2017	August 14, 2017	$0.3900	$47,460	$81
October 19, 2017	November 6, 2017	November 14, 2017	$0.3900	$47,000	$81
January 23, 2018	February 6, 2018	February 14, 2018	$0.3900	$47,223	$81
April 24, 2018	May 7, 2018	May 15, 2018	$0.3900	$47,374	$82
July 24, 2018	August 8, 2018	August 14, 2018	$0.3900	$47,600	$82
October 23, 2018	November 8, 2018	November 14, 2018	$0.3900	$48,260	$83
January 22, 2019	February 6, 2019	February 14, 2019	$0.3900	$48,373	$83
April 24, 2019	May 7, 2019	May 15, 2019	$0.3900	$49,127	$85

Class A Convertible Preferred Units

On April 21, 2016, we entered into a private placement agreement to issue $200 million of 10.75% Class A Convertible Preferred Units (“Class A Preferred Units”) to Oaktree Capital Management L.P. and its co-investors (“Oaktree”). On June 23, 2016, the private placement agreement was amended to increase the aggregate principal amount from $200 million to $240 million. We received net proceeds of $235.0 million (net of offering costs of $5.0 million) in connection with the issuance of 19,942,169 Class A Preferred Units and 4,375,112 warrants.

We pay a cumulative, quarterly distribution in arrears at an annual rate of 10.75% on the Class A Preferred Units to the extent declared by the board of directors of our general partner. To the extent declared, such distributions will be paid for each such quarter within 45 days after each quarter end.

The following table summarizes distributions declared on our Class A Preferred Units during the last three fiscal years:

Date Declared	Payment Date	Amount Paid to Class A Preferred Unitholders
		(in thousands)
July 21, 2016	August 12, 2016	$1,795
October 20, 2016	November 14, 2016	$6,449
January 19, 2017	February 14, 2017	$6,449
April 24, 2017	May 15, 2017	$6,449
July 20, 2017	August 14, 2017	$6,449
October 19, 2017	November 14, 2017	$6,449
January 23, 2018	February 14, 2018	$6,449
April 24, 2018	May 15, 2018	$6,449
July 24, 2018	August 14, 2018	$6,449
October 23, 2018	November 14, 2018	$6,449
January 22, 2019	February 14, 2019	$6,449
April 24, 2019	May 10, 2019	$4,034

If the Class A Preferred Unit quarterly distribution is not made in full in cash for any quarter, the Class A Preferred Unit distribution rate will increase by one quarter of a percentage point (0.25%) per year beginning with distributions for the first six-month period that a payment default is in effect, and will further increase by an additional one quarter of a percentage point (0.25%) beginning with distributions for the next six-month period during which a payment default remains in effect. The deficiency rate shall not exceed 11.25% per year; as long as the default is occurring, the amount of accrued but unpaid Class A Preferred Unit quarterly distributions shall increase at an annual rate of 10.75%, compounded quarterly, until paid in full.

The Class A Preferred Units have no mandatory redemption date but are redeemable, at our election, any time after the first anniversary of the closing date. We have the right to redeem all of the outstanding Class A Preferred Units at a price per Class A Preferred Unit equal to the purchase price multiplied by the redemption multiple then in effect. The redemption multiple means (a) 140% for redemptions occurring on or after the first, but prior to the second anniversary of the closing date, (b) 115% for redemptions occurring on or after the second, but prior to the third anniversary of the closing date, (c) 110% for redemptions occurring on or after the third, but prior to the eighth anniversary of the closing date and (d) 101% for redemptions occurring on or after the eighth anniversary of the closing date.

At any time after the third anniversary of the initial closing date, the Class A preferred unitholders shall have the right to convert all of the outstanding Class A Preferred Units at a price per Class A Preferred Unit equal to the purchase price multiplied by the conversion multiple then in effect, which may be settled in common units, cash or a combination, at our discretion. The conversion multiple means if our common units are trading at or above $12.035 (“the initial conversion price”), the conversion price is not adjusted. However, if the conversion price is less than the initial conversion price, the conversion price will be reset to the greater of (i) the adjusted volume weighted average price of our common units for the 15 trading days immediately preceding the third anniversary of the closing date or (ii) $5.00.

Upon a change of control of the Partnership, each Class A preferred unitholder shall have the right, at its election, to either (i) elect to have its Class A Preferred Units converted to common units; (ii) if we are the surviving entity of such change of control, it can elect to continue to hold its Class A Preferred Units; or (iii) require us to redeem its Class A Preferred Units for cash equal to (a) prior to the first anniversary of the closing date, 140% of the unit purchase price; (b) on or after the first but prior to the second anniversary of the closing date, 130% of the unit purchase price; (c) on or after the second anniversary of the closing date, 120% of the unit purchase price; and (d) thereafter, 101% of the unit purchase price. In each case, this amount will include any accrued but unpaid distributions at the redemption date.

Under the private placement agreement, we are required to file within 180 days of the initial closing date a registration statement registering the resales of common units issued or to be issued upon conversion of the Class A Preferred Units or exercise of the warrants and have the registration statement declared effective within 360 days after the closing date. We are required to continue to maintain the effectiveness of the registration statement until all securities have been sold. The Partnership’s registration statement was declared effective by the SEC on November 23, 2016.

The warrants have an eight year term, after which unexercised warrants will expire. The holders of the warrants may exercise one-third of the warrants from and after the first anniversary of the original issue date, another one-third of the warrants from and after the second anniversary and the final one-third of the warrants from and after the third anniversary. Upon a change of control or in the event we exercise our redemption right with respect to the Class A Preferred Units, all unvested warrants shall immediately vest and be exercisable in full. The warrants have an exercise price of $0.01. During the year ended March 31, 2019, 228,797 warrants were exercised for common units and we received proceeds of less than $0.1 million, and we repurchased 1,229,575 unvested warrants for a total purchase price of $15.0 million on April 26, 2018. During the year ended March 31, 2018, 607,653 warrants were exercised for common units and we received proceeds of less than $0.1 million, and we repurchased 850,716 unvested warrants for a total purchase price of $10.5 million on June 23, 2017. As of March 31, 2019, we had 1,458,371 warrants that remain outstanding, which were all exercised for common units on April 5, 2019 (see below for a further discussion).

We allocated the net proceeds on a relative fair value basis to the Class A Preferred Units ($186.4 million), which includes the value of a beneficial conversion feature, and warrants ($48.6 million). As discussed below, $131.5 million of the amount allocated to the Class A Preferred Units was allocated to the intrinsic value of the beneficial conversion feature. A beneficial conversion feature is defined as a nondetachable conversion feature that is in the money at the commitment date. Per the applicable accounting guidance, we are required to allocate a portion of the proceeds allocated to the Class A Preferred Units to the beneficial conversion feature based on the intrinsic value of the beneficial conversion feature. The intrinsic value is calculated at the commitment date based on the difference between the fair value of the common units at the issuance date (number of common units issuable at conversion multiplied by the per unit value of our common units at the issuance date) and the proceeds attributed to the Class A Preferred Units. We record the accretion attributable to the beneficial conversion feature as a deemed distribution using the effective interest method over the three year period prior to the effective dates of the holders’ conversion right. Accretion for the beneficial conversion feature was $67.2 million, $18.8 million and $9.0 million for the years ended March 31, 2019, 2018 and 2017, respectively.

As discussed above, the Class A Preferred Units are not mandatorily redeemable but are redeemable upon a change of control, which was not certain to occur at the issuance of the Class A Preferred Units. Due to the redemption being conditioned upon an event that is not certain to occur or that is not under our control, we are required to record the value allocated to the Class A Preferred Units, excluding the value of the beneficial conversion feature, between liabilities and equity (mezzanine or temporary equity) in our consolidated balance sheet. The value allocated to the warrants and the beneficial conversion feature was recorded within limited partners’ equity in our consolidated balance sheet.

On April 5, 2019, we made a partial redemption of 7,468,978 of the Class A Preferred Units. The applicable Class A redemption premium on the date of redemption was $13.389, calculated at 111.25% of $12.035 (the Class A Preferred Unit price), and the accrued but unpaid and accumulated distributions of $0.338. The amount per Class A Preferred Unit paid to each Class A preferred unitholder was $13.727, for a total payment of $102.5 million. On April 5, 2019, Oaktree also exercised all of its 1,458,371 warrants to purchase common units for proceeds of less than $0.1 million.

On May 11, 2019, we redeemed the remaining 12,473,191 outstanding Class A Preferred Units. The applicable Class A redemption premium on the date of redemption was $13.2385, calculated at 110% of $12.035 (the Class A Preferred Unit price), and the accrued but unpaid and accumulated distributions of $0.1437. The amount per Class A Preferred Unit paid to each Class A preferred unitholder was $13.3822, for a total payment of $166.9 million. In addition, we paid the Class A preferred unitholders the distribution declared for the quarter ended March 31, 2019, as noted above.

Class B Preferred Units

On June 13, 2017, we issued 8,400,000 of our 9.00% Class B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units (“Class B Preferred Units”) representing limited partner interests at a price of $25.00 per unit for net proceeds of $202.7 million (net of the underwriters’ discount of $6.6 million and offering costs of $0.7 million).

At any time on or after July 1, 2022, we may redeem our Class B Preferred Units, in whole or in part, at a redemption price of $25.00 per Class B Preferred Unit plus an amount equal to all accumulated and unpaid distributions to, but not including, the date of redemption, whether or not declared. We may also redeem the Class B Preferred Units upon a change of control as defined in our partnership agreement. If we choose not to redeem the Class B Preferred Units, the Class B preferred unitholders may have the ability to convert the Class B Preferred Units to common units at the then applicable conversion rate. Class B preferred unitholders have no voting rights except with respect to certain matters set forth in our partnership agreement.

Distributions on the Class B Preferred Units are payable on the 15th day of each January, April, July and October of each year to holders of record on the first day of each payment month. The initial distribution rate for the Class B Preferred Units from and including the date of original issue to, but not including, July 1, 2022 is 9.00% per year of the $25.00 liquidation preference per unit (equal to $2.25 per unit per year). On and after July 1, 2022, distributions on the Class B Preferred Units will accumulate at a percentage of the $25.00 liquidation preference equal to the applicable three-month LIBOR plus a spread of 7.213%.

The following table summarizes distributions declared on our Class B Preferred Units during the last two fiscal years:

Date Declared	Record Date	Payment Date	Amount Paid to Class B Preferred Unitholders
			(in thousands)
September 18, 2017	September 29, 2017	October 16, 2017	$5,670
December 19, 2017	December 29, 2017	January 15, 2018	$4,725
March 19, 2018	April 2, 2018	April 16, 2018	$4,725
June 19, 2018	July 2, 2018	July 16, 2018	$4,725
September 12, 2018	October 1, 2018	October 15, 2018	$4,725
December 17, 2018	December 31, 2018	January 15, 2019	$4,725
March 15, 2019	April 1, 2019	April 15, 2019	$4,725

The distribution amount paid on April 15, 2019 is included in accrued expenses and other payables in our consolidated balance sheet at March 31, 2019.

Class C Preferred Units

On April 2, 2019, we issued 1,800,000 of our 9.625% Class C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units (“Class C Preferred Units”) representing limited partner interests at a price of $25.00 per unit for net proceeds of $43.1 million (net of the underwriters’ discount of $1.4 million and estimated offering costs of $0.5 million).

At any time on or after April 15, 2024, we may redeem our Class C Preferred Units, in whole or in part, at a redemption price of $25.00 per Class C Preferred Unit plus an amount equal to all accumulated and unpaid distributions to, but not including, the date of redemption, whether or not declared. We may also redeem the Class C Preferred Units upon a change of control as defined in our partnership agreement. If we choose not to redeem the Class C Preferred Units, the Class C preferred unitholders may have the ability to convert the Class C Preferred Units to common units at the then applicable conversion rate. Class C preferred unitholders have no voting rights except with respect to certain matters set forth in our partnership agreement.

Distributions on the Class C Preferred Units are payable on the 15th day of each January, April, July and October of each year to holders of record on the first day of each payment month. The initial distribution rate for the Class C Preferred Units from and including the date of original issue to, but not including, April 15, 2024, is 9.625% per year of the $25.00 liquidation preference per unit (equal to $2.41 per unit per year). On and after April 15, 2024, distributions on the Class C Preferred Units will accumulate at a percentage of the $25.00 liquidation preference equal to the applicable three-month LIBOR plus a spread of 7.384%.

Amended and Restated Partnership Agreement

On April 2, 2019, NGL Energy Holdings LLC executed the Fifth Amended and Restated Agreement of Limited Partnership. The preferences, rights, powers and duties of holders of the Class C Preferred Units are defined in the amended and restated partnership agreement. The Class C Preferred Units rank senior to the common units, with respect to the payment of distributions and distribution of assets upon liquidation, dissolution and winding up, and are on parity with the Class A Preferred Units (see above discussion regarding the redemption of these units) and Class B Preferred Units. The Class C Preferred Units have no stated maturity but we may redeem the Class C Preferred Units at any time on or after April 15, 2024 or upon the occurrence of a change in control.

On June 13, 2017, NGL Energy Holdings LLC executed the Fourth Amended and Restated Agreement of Limited Partnership. The preferences, rights, powers and duties of holders of the Class B Preferred Units are defined in the amended and restated partnership agreement. The Class B Preferred Units rank senior to the common units, with respect to the payment of distributions and distribution of assets upon liquidation, dissolution and winding up, and are on parity with the Class A Preferred Units (see above discussion regarding the redemption of these units). The Class B Preferred Units have no stated maturity but we may redeem the Class B Preferred Units at any time on or after July 1, 2022 or upon the occurrence of a change in control.

On June 24, 2016, NGL Energy Holdings LLC executed the Third Amended and Restated Agreement of Limited Partnership. The preferences, rights, powers and duties of holders of the Class A Preferred Units are defined in the amended and restated partnership agreement. The Class A Preferred Units rank senior to the common units, with respect to the payment of distributions and distribution of assets upon liquidation, dissolution and winding up. The Class A Preferred Units have no stated maturity and are not subject to mandatory redemption or any sinking fund and will remain outstanding indefinitely unless redeemed by the Partnership or converted into common units at the election of the Partnership or the Class A preferred unitholders or in connection with a change of control. See above for a discussion regarding the redemption of the Class A Preferred Units.

Equity-Based Incentive Compensation

Our general partner has adopted a long-term incentive plan (“LTIP”), which allows for the issuance of equity-based compensation. Our general partner has granted certain restricted units to employees and directors, which vest in tranches, subject to the continued service of the recipients. The awards may also vest upon a change of control, at the discretion of the board of directors of our general partner. No distributions accrue to or are paid on the restricted units during the vesting period.

The restricted units include awards that vest contingent on the continued service of the recipients through the vesting date (the “Service Awards”).

On April 1, 2017, we made an accounting policy election to account for actual forfeitures, rather than estimate forfeitures each period (as previously required). As a result, the cumulative effect adjustment, which represents the differential between the amount of compensation expense previously recorded and the amount that would have been recorded without assuming forfeitures, had no impact on our consolidated financial statements.

The following table summarizes the Service Award activity during the years ended March 31, 2019, 2018 and 2017:

Unvested Service Award units at March 31, 2016	2,297,132
Units granted	3,124,600
Units vested and issued	(2,350,082)
Units forfeited	(363,150)
Unvested Service Award units at March 31, 2017	2,708,500
Units granted	1,964,911
Units vested and issued	(2,260,011)
Units forfeited	(134,525)
Unvested Service Award units at March 31, 2018	2,278,875
Units granted	3,141,993
Units vested and issued	(2,833,968)
Units forfeited	(278,500)
Unvested Service Award units at March 31, 2019	2,308,400

In connection with the vesting of certain restricted units during the year ended March 31, 2019, we canceled 26,993 of the newly-vested common units in satisfaction of $0.3 million of employee tax liability paid by us. Pursuant to the terms of the LTIP, these canceled units are available for future grants under the LTIP.

The following table summarizes the scheduled vesting of our unvested Service Award units at March 31, 2019:

Year Ending March 31,	Number of Units
2020	1,005,725
2021	869,425
2022	433,250
Total	2,308,400

Service Awards are valued at the average of the high/low sales price as of the grant date less the present value of the expected distribution stream over the vesting period using a risk-free interest rate. We record the expense for each Service Award on a straight-line basis over the requisite period for the entire award (that is, over the requisite service period of the last separately vesting portion of the award), ensuring that the amount of compensation cost recognized at any date at least equals the portion of the grant-date value of the award that is vested at that date.

During the years ended March 31, 2019, 2018 and 2017, we recorded compensation expense related to Service Award units of $12.0 million, $16.2 million and $56.2 million, respectively.

Of the restricted units granted and vested during the year ended March 31, 2019, 1,745,801 units were granted as a bonus for performance during the year ended March 31, 2018. The total amount of these bonus payments was $20.4 million, of which we had accrued $6.3 million as of March 31, 2018. Also, 59,393 units were granted and vested as incentive compensation for the year ended March 31, 2018. The value of these awards was $0.7 million and was recorded within general and administrative expense in our consolidated statement of operations for the year ended March 31, 2018.

Of the restricted units granted and vested during the year ended March 31, 2019, 176,817 units were granted as a bonus for performance during the year ended March 31, 2019. The total amount of these bonus payments was $2.4 million.

Of the restricted units granted and vested during the year ended March 31, 2017, 1,008,091 units were granted as a bonus for performance during the year ended March 31, 2016. We accrued expense of $16.8 million during the year ended March 31, 2016 as an estimate of the value of such bonus units that would be granted. During the year ended March 31, 2017, we recorded an additional $2.2 million to true up the estimate to the $19.0 million of actual expense associated with these bonuses. Since the units were not granted until August 2016, the full $19.0 million is reflected in the expense during the year ended March 31, 2017.

The following table summarizes the estimated future expense we expect to record on the unvested Service Award units at March 31, 2019 (in thousands):

Year Ending March 31,
2020	$8,168
2021	4,154
2022	1,350
Total	$13,672

Beginning in April 2015, our general partner granted units that vest contingent both on the continued service of the recipients through the vesting date and also on the performance of our common units relative to other entities in the Alerian MLP Index (the “Index”) over specified periods of time (the “Performance Awards”). These Performance Award units were granted to certain employees. Performance was to be calculated based on the return on our common units (including changes in the market price of the common units and distributions paid during the performance period) relative to the returns on the common units of the other entities in the Index. During the three months ended December 31, 2018, the compensation committee of the board of directors of our general partner terminated the Performance Award plan and all unvested outstanding Performance Awards units were canceled. Accordingly, as no replacement awards were granted, all previously unrecognized compensation cost was expensed as of the cancellation date. During the year ended March 31, 2019, we recorded compensation expense related to the cancellation of the Performance units of $3.1 million which was recorded within general and administrative expense in our consolidated statement of operations for the year ended March 31, 2019.

The following table summarizes the Performance Award activity during the years ended March 31, 2019, 2018 and 2017:

Unvested Performance Award units at March 31, 2016	637,382
Units granted	932,309
Units forfeited	(380,691)
Unvested Performance Award units at March 31, 2017	1,189,000
Units granted	224,000
Units forfeited	(496,000)
Unvested Performance Award units at March 31, 2018	917,000
Units forfeited	(445,500)
Units canceled	(471,500)
Unvested Performance Award units at March 31, 2019	—

During the July 1, 2015 through June 30, 2018 performance period, the return on our common units was below the return of the 50th percentile of our peer companies in the Index. As a result, no Performance Award units vested on July 1, 2018 and performance units with the July 1, 2018 vesting date are considered to be forfeited.

The fair value of the Performance Awards is estimated using a Monte Carlo simulation at the grant date. The significant inputs used to calculate the fair value of these awards include (i) the price per our common units at the grant date and the beginning of the performance period, (ii) a compounded risk-free interest rate, (iii) our compounded dividend yield, (iv) our historical volatility, (v) the volatility and correlations of our peers and (vi) the remaining performance period. We recorded the expense on a straight-line basis over the period beginning with the grant date and ending with the vesting date of the tranche. Any Performance Awards not earned at the end of the performance period will terminate, expire and otherwise be forfeited by the participants. During the years ended March 31, 2019, 2018 and 2017, we recorded compensation expense related to Performance Award units of $4.9 million (including amounts recorded related to the cancellation of the Performance Award plan (see above)), $5.3 million and $7.2 million, respectively.

The number of common units that may be delivered pursuant to awards under the LTIP is limited to 10% of our issued and outstanding common units. The maximum number of common units deliverable under the LTIP automatically increases to 10% of the issued and outstanding common units immediately after each issuance of common units, unless the plan administrator determines to increase the maximum number of units deliverable by a lesser amount. When an award is forfeited, canceled, exercised, paid or otherwise terminates or expires without the delivery of units, the units subject to such award are again available for new awards under the LTIP. The LTIP provides that units allocated to satisfy tax withholding obligations are not deemed to reduce availability for awards under the LTIP. Following a review of the LTIP, the compensation committee of the board of directors of our general partner determined that units vested after July 1, 2016 were inadvertently counted as a reduction to the Partnership’s LTIP reserve. Accordingly, after making the adjustments as provided for in the LTIP, as of March 31, 2019, there are approximately 3.3 million units remaining available for issuance under the LTIP.